UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  September 10, 2010

China Golf Group, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-53399	75-3264747
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

China Merchants Tower, Suite 1503 161 Lujiazui East Road, Shanghai PRC 20001
(Address of Principal Executive Offices)

Registrant's telephone number, including area code:  011-86-21 5876 5017

(Former name or former address if changed since the last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

Securities Purchase Agreement:

On September 10, 2010, China Golf Group, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) providing for the sale to the investors of up to 5.6 million shares of common stock, par value $.001 (the “Shares”) for an aggregate purchase  price of up to $7.0 million (or $1.25 per Share).   The Securities Purchase Agreement contemplates one or more closings.  The first closing occurred on September 10 2010, through the sale of 939,992 Shares for an aggregate purchase price of $1,174,990.

The Company will use the net proceeds from the sale of the Shares, after payment of legal fees and other closing costs, for working capital.   The Company has agreed that $2,000,000 of the proceeds of the financing will remain in escrow to be used to pay for legal, accounting, auditing and investor relations services, key man life insurance and D&O insurance.

The Securities Purchase Agreement contains representations and warranties of the Company and the investors which are customary for transactions of this type. The Securities Purchase Agreement also obligates the Company to indemnify the investors for any losses arising out of any breach of the agreement or failure by the Company to perform with respect to the representations, warranties or covenants contained in the agreement.

The Securities Purchase Agreement also contains a number of covenants by the Company, including the following:

•
The Company is required to use its best efforts to consummate an underwritten public offering of its common stock no later than September 10, 2011 (the first anniversary of the initial closing) and obtain a listing on the NYSE AMEX, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, or the New York Stock Exchange.

•
At the closing, the Company delivered 2,000,000 shares to an escrow agent (the “Make Good Shares”) which will be required to be delivered to the investors in the event that the Company’s net income for the fiscal year ending December 31, 2010 is less than $14.81 million (the “2010 Target Income”).   The exact number of shares to be received will depend on the extent to which the 2010 Target Income is not attained.  If the shortfall of the Company’s actual income for fiscal year 2010 to the 2010 Target Income (the “2010 Percentage Shortfall”) is equal to or greater than 10%, the investors will receive (pro rata) 50,000 shares for each one percent percentage of the 2010 Percentage Shortfall up to a maximum of 2,000,000 shares. In addition, if net income for the fiscal year ended December 31, 2011 is less than $25 million (the “2011 Percentage Shortfall”), the investors will be entitled to additional shares. If the 2011 Percentage Shortfall is equal to or greater than ten percent (10%), the investors will receive (pro rata) 50,000 shares of common stock for each one percent percentage of the 2011 Percentage Shortfall up to a maximum of 2,000,000 shares less any shares that have been paid out as a result of any 2010 Percentage Shortfall. If the Company’s net income for fiscal years 2010 and 2011 exceeds, respectively, the 2010 Target Income and the 2011 Target Income, the Make Good Shares will be canceled.

•
No later than the ten business days after the initial closing date, the Company is required to retain Friedman LLP, the Company’s independent registered accounting firm, to audit the consolidated financial statements of the Company and its subsidiaries for the nine-month period ended September 30, 2010.

•
No later than the ten business days after the initial closing date, the Company is required to  retain KPMG Beijing to attest to management’s assessment of its internal controls as of December 31, 2010 as required by Section 404 of the Sarbanes-Oxley Act of 2002.

•
No later than the five (5) business days after the initial closing date, the Company is required to obtain (i) D & O insurance with coverage in the amount to be determined by the lead investor from Marsh Brokers (Hong Kong) Limited and (ii) prospectus liability insurance in the amount to be determined by the lead investor.

Registration Rights Agreement

In connection with the Securities Purchase Agreement, the Company entered into a registration rights agreement with the investors on September 10, 2010 (the “Registration Rights Agreement”) which requires the Company to file with the SEC a "resale" registration statement providing for the resale of all of the Shares (and the Make Good Shares) for an offering to be made on a continuous basis pursuant to Rule 415 of the Securities Act of 1933, as amended.

The Company has agreed, among other things, to prepare and file an initial registration statement within 45 days of the initial closing date to register for resale all of the Shares and to cause that registration statement to be declared effective by the earlier of (i) 220 days after the initial closing date, or (ii) the fifth trading day following the day the Company receives notice from the SEC that the initial registration statement will not be reviewed or is no longer subject to further review and comments.

The Company has also agreed to file additional registration statements to cover all of the remaining registrable securities (or such lesser number as the SEC deems appropriate) if any registrable securities could not be registered in the initial registration statement, by the 15th day following the date is able to effect the registration of such securities in accordance with any SEC restrictions. The Company has also agreed to file additional registration statements to cover all of the Make Good Shares within 45 days of the delivery of any of the Make Good Shares to the investors.

The failure of the Company to meet this schedule and other timetables provided in the Registration Rights Agreement could result in the imposition of liquidated damages.  In no event will the Company be liable for liquidated damages in excess of 0.5% of the aggregate investment amount of the investors in any single month and the maximum aggregate liquidated damages payable to an investor is capped at ten percent (10%) of the purchase price paid by the investor.  No liquidated damages shall accrue on or as to any registrable securities which the SEC has requested (due to the application of Rule 415) the Company to remove from the registration statement as and the required effectiveness date for such securities will be tolled until such time as the Company is able to effect the registration of those securities in accordance with any SEC restrictions.

Item 3.02     Unregistered Sales of Equity Securities

Reference is made to Item 1.01 for information relating to the issuance of securities pursuant to the Securities Purchase Agreement. The securities to be issued in this transaction are being issued as private placement exempt from the registration requirements of Section 5 of the Securities Act of 1933, as amended (the “Act”), provided by Section 4(2) of the Act, Regulation D and/or Regulation S promulgated thereunder.

Item 9.01     Financial Statements and Exhibits

Exhibit No.	Description of Exhibit
10.1.	Securities Purchase Agreement dated as of September 10, 2010 by and among the Company and the investors named therein.
10.2	Registration Rights Agreement dated as of September 10, 2010 by and among the Company and the investors named therein.
10.3	Closing Escrow Agreement dated as of September 10, 2010 by and between the Company, the investors named therein and Guzov Ofsink LLC, as escrow agent.
10.4	Securities Escrow Agreement dated as of September 10, 2010 by and between the Company, the investors named therein and Guzov Ofsink, LLC, as escrow agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 16, 2010

China Golf Group, Inc.

By:	/s/ Ye Bi
Ye Bi
Chief Executive Officer